SUPPLEMENT TO FIDELITY'S TARGETED
INTERNATIONAL EQUITY FUNDS DECEMBER 30, 1996 PROSPECTUS
The following information replaces similar information found in "The Funds at a Glance" section on page P-3:
EUROPE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of European issuers.
SIZE: As of October 31, 1996, the fund had over $691 million in assets.
The following information replaces similar information found in the "Charter" section beginning on page P-25:
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page P-25:
Affiliates assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for all the funds. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for all the funds. (small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for all the funds. Currently, FIIA exercises discretionary management authority over Southeast Asia Fund, Hong Kong and China Fund, Japan Fund, and Pacific Basin Fund in its capacity as sub-adviser.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in London, England, serves as a sub-adviser for all the funds. Currently, FIIAL U.K. exercises discretionary
management authority over    Emerging Markets Fund,     Europe Fund,
France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund in its capacity as sub-adviser.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan serves as a sub-adviser for Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin Fund, and Southeast Asia Fund. Currently, FIJ exercises discretionary management authority over Japan Small Companies Fund.
   The following information replaces the biographical information for Richard Hazlewood found in the "Charter" section beginning on page P-25:
   David Stewart is manager of Emerging Markets, which he has managed since November 1997. Since joining Fidelity in 1994, Mr. Stewart has worked as an analyst, portfolio manager and director for Fidelity International Limited (FIL). Previously, he was an analyst with James Capel, in London and Japan, from 1986 to 1994.
The following information replaces the biographical information for Samuel Morse found in the "Charter" section beginning on page P-25:
Simon Roberts is manager of United Kingdom, which he has managed since July 1997. Previously, he managed another Fidelity fund. Since joining Fidelity in 1992, Mr. Roberts has worked as a manager and analyst. Previously, Mr. Roberts was an investment analyst for Schroeder Securities Limited from 1989 to 1992.
Effective October 1, 1997, the following information supplements similar information found in the "Charter" section beginning on page P-25:
Trygve Toraasen is associate portfolio manager for Nordic, which he has managed since October 1997. Mr. Toraasen joined Fidelity as a research analyst in 1994, after receiving his MSBA from the University of Southern California.
The following information replaces similar information in the "Investment Principles and Risks" section on page P-27:
EUROPE FUND seeks growth of capital over the long term by investing in securities of issuers that have their principal activities in Europe. FMR normally invests at least 65% of the fund's total assets in these securities. Western European countries include Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Eastern European countries include Belarus, Bulgaria, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Russia, Slovakia, Slovenia, and Turkey. FMR expects that the fund will normally invest in at least three different countries, although it may invest all of its assets in a single country.
The fund's performance is closely tied to economic and political conditions within Europe and the European Economic Area (formerly the Common Market). Some European countries, particularly those in Eastern Europe, have less stable economies than those in Western Europe. A majority of the European economies continue to be weak, and business and consumer confidence remains low. The movement of many Eastern European countries toward market economies, and the movement toward a unified common market may significantly affect European economies and markets. Eastern European countries are considered emerging markets. EUROPE CAPITAL APPRECIATION FUND seeks capital appreciation over the long term by investing in securities of issuers that have their principal activities in Eastern and Western Europe. Western and Eastern European countries are listed above. FMR normally invests at least 65% of the fund's total assets in the securities of Eastern and Western European issuers. In addition, the fund's investments are subject to the same risks as Europe Fund.
The following information replaces the second paragraph under the heading "France Fund" on page P-27:
Commercial, corporate, and securities laws govern the sale and resale of securities, while contractual and corporate restrictions may also apply. Planned privatizations and possible government incentives may result in major changes in the market and increased investments by private individuals. However, a future change in government, market, or economic factors could result in an unfavorable change in the policy on privatization. In addition, a small number of companies represent a large percentage of the market.
The following information replaces the second paragraph under the heading "Hong Kong and China Fund" on page P-28:
Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong in 1997, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In addition, a small number of companies represent a large percentage of the market. For example, as of February 28, 1997, Hong Kong & Shanghai Banking Corporation (HSBC), the largest company traded in the Hong Kong market, represented approximately 14% of the market's total capitalization, and the ten largest companies traded in the Hong Kong market represented approximately 51% of the market's capitalization. As of March 31, 1997, HSBC represented approximately 18% of the fund's portfolio. Developments that could negatively affect the value of the fund's investment in HSBC include, among others, further interest rate deregulation, a decrease in earnings from HSBC's overseas subsidiaries, and potential instability in the Hong Kong real estate market. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related businesses. The securities market in China is relatively new and China has yet to develop comprehensive securities, corporate or commercial laws; or to adhere to internationally accepted accounting principles. There is greater risk of expropriation, naturalization, freezes, or confiscation in China than in many other countries. Foreign ownership limits exist on all securities.
The following information replaces the second paragraph under the heading "Nordic Fund" on page P-28:
The Nordic region is differentiated from the rest of Europe by its high exposure to cyclical industries such as oil, shipping, and pulp and paper. In addition, a small number of companies represent a large percentage of each of the Danish, Finnish, Norwegian and Swedish markets.
The following information replaces similar information found under the heading "Equity Securities" in the "Securities and Investment Practices" section on page P-29:
RESTRICTIONS: With respect to 75% of total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer. For Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund and Southeast Asia Fund, this limitation does not apply to securities of other investment companies.
The following information replaces similar information found under the heading "Diversification" in the "Securities and Investment Practices" section beginning on page P-29:
With respect to 75% of its total assets, each of Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies. Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The following information replaces similar information found under the heading "Fundamental Investment Policies and Restrictions" in the "Investment Principals and Risks" section on page P-32:
EUROPE FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe.
PACIFIC BASIN FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin.
With respect to 75% of its total assets, each of Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer, and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The following information replaces similar information found in the "How to Buy Shares" section on page P-36:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250 Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE P-38.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces similar information found in the "How to Sell Shares" section on page P-37:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in the "Transaction Details" section on page P-41:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
FIDELITY CANADA FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND, FIDELITY SOUTHEAST ASIA FUND, FIDELITY UNITED KINGDOM FUND
FUNDS OF FIDELITY INVESTMENT TRUST
DECEMBER 30, 1996
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR CANADA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR CANADA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EMERGING MARKETS FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
INVESTMENT LIMITATIONS OF EMERGING MARKETS FUND
(EMERGING MARKETS FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities and other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable, or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% as appropriate of the fund's net assets.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 25.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EUROPE FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR EUROPE FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EUROPE CAPITAL APPRECIATION FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR EUROPE CAPITAL APPRECIATION FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR JAPAN FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR JAPAN FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR LATIN AMERICA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR LATIN AMERICA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR PACIFIC BASIN FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR PACIFIC BASIN FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR SOUTHEAST ASIA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOR SOUTHEAST ASIA FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
(xiv) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
EFFECTIVE JANUARY 1, 1997, RICHARD J. FLYNN AND EDWARD H. MALONE RETIRED AS MEMBERS OF THE BOARD OF TRUSTEES FOR FIDELITY INVESTMENT TRUST. THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 58:
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees and Members of the Advisory Board who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*J. GARY BURKHEAD (55), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President and Chief Executive Officer of the Fidelity Institutional Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
WILLIAM O. McCOY (62), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 58:
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
RICHARD A. SPILLANE, JR. (46), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity in 1988, Mr. Spillane served as Director of Research from 1988 to 1994, and was chief investment officer for Fidelity International Limited from 1994 to 1997.
THE FOLLOWING INFORMATION REPLACES THE BIOGRAPHICAL INFORMATION FOR KENNETH A. RATHGEBER IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 60:
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group. Inc. (1996 - 1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987 - 1993).
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGES 61 AND 62:
The following table sets forth information describing the compensation of each current trustee or Member of the Advisory Board of each fund for his or her services as trustee for the fiscal year ended October 31, 1996.
COMPENSATION TABLE

      AGGREGATE COMPENSATION




         J. GARY  RALPH  PHYLLIS RICHARD  EDWARD C. E.      DONALD PETER   GERALD C. EDWARD MARVIN    THOMAS     WILLIAM
         BURKHEAD                         JOHNSON           J.     S.                       L.
         **       F. COX BURKE   J. FLYNN 3d**      BRADLEY KIRK   LYNCH** MCDONOUGH H.     MANN      R.         O.
                         DAVIS                      JONES                            MALONE           WILLIAMS   MCCOY+

CANADA
FUND     $ 0      $ 58   $ 58    $ 75     $ 0       $ 59    $ 59   $ 0     $ 58      $ 57   $ 57      $ 59       $ 20

EMERGING $ 0      $ 451  $ 424   $ 560    $ 0       $ 428   $ 433  $ 0     $ 429     $ 440  $ 440     $ 434      $ 222
MARKETS FUND

EUROPE
FUND     $ 0      $ 186  $ 180   $ 239    $ 0       $ 182   $ 185  $ 0     $ 183     $ 182  $ 182     $ 185      $ 91

EUROPE
CAPITAL  $ 0      $ 59   $ 58    $ 77     $ 0       $ 59    $ 60   $ 0     $ 59      $ 58   $ 58      $ 60       $ 25
APPRECIATION
FUND

FRANCE
FUND     $ 0      $ 2    $ 2     $ 2      $ 0       $ 2     $ 2    $ 0     $ 2       $ 2    $ 2       $ 2        $ 1

GERMANY
FUND     $ 0      $ 2    $ 2     $ 2      $ 0       $ 2     $ 2    $ 0     $ 2       $ 2    $ 2       $ 2        $ 1

HONG
KONG     $ 0      $ 18   $ 16    $ 23     $ 0       $ 16    $ 17   $ 0     $ 17      $ 18   $ 18      $ 17       $ 14
AND CHINA
FUND

JAPAN
FUND     $ 0      $ 131  $ 124   $ 163    $ 0       $ 126   $ 127  $ 0     $ 125     $ 128  $ 128     $ 127      $ 60

JAPAN
SMALL    $ 0      $ 35   $ 30    $ 43     $ 0       $ 30    $ 31   $ 0     $ 32      $ 33   $ 33      $ 32       $ 24
COMPANIES
FUND

LATIN    $ 0      $ 203  $ 162   $ 219    $ 0       $ 164   $ 166  $ 0     $ 167     $ 198  $ 198     $ 167      $ 104
AMERICA FUND

NORDIC
FUND     $ 0      $ 3    $ 3     $ 4      $ 0       $ 3     $ 3    $ 0     $ 3       $ 3    $ 3      $ 3        $ 2

PACIFIC
BASIN    $ 0      $ 198  $ 185   $ 245    $ 0       $ 186   $ 189  $ 0     $ 188     $ 193  $ 193    $ 190      $ 105
FUND

SOUTHEAST
ASIA     $ 0      $ 288  $ 265   $ 350    $ 0       $ 268   $ 271  $ 0     $ 269     $ 281  $ 281    $ 271      $ 141
FUND

UNITED   $ 0      $ 1    $ 1     $ 1      $ 0       $ 1     $ 1    $ 0     $ 1       $ 1    $ 1      $ 1        $ 1
KINGDOM FUND



TRUSTEES                 PENSION OR             ESTIMATED ANNUAL    TOTAL
                         RETIREMENT BENEFITS    BENEFITS UPON       COMPENSATION
                         ACCRUED AS PART OF     RETIREMENT          FROM THE FUND
                         FUND EXPENSES          FROM THE FUND       COMPLEX*
                         FROM THE FUND          COMPLEX*
                         COMPLEX*

J. GARY BURKHEAD**       $ 0                    $ 0                 $ 0

RALPH F. COX              5,200                  52,000              128,000

PHYLLIS BURKE DAVIS       5,200                  52,000              125,000

RICHARD J. FLYNN          0                      52,000              160,500

EDWARD C. JOHNSON 3D**    0                      0                   0

E. BRADLEY JONES          5,200                  49,400              128,000

DONALD J. KIRK            5,200                  52,000              129,500

PETER S. LYNCH**          0                      0                   0

GERALD C. MCDONOUGH       5,200                  52,000              128,000

EDWARD H. MALONE          5,200                  44,200              128,000

MARVIN L. MANN            5,200                  52,000              128,000

THOMAS R. WILLIAMS        5,200                  52,000              125,000

WILLIAM O. MCCOY+        N/A                    N/A                  0


* Information is as of December 31, 1995 for 219 funds in the complex. ** Interested trustees of the fund and Mr. Burkhead are compensated by FMR.
+ During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of Fidelity Investment Trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Investment Trust effective January 1, 1997.
EFFECTIVE OCTOBER 1, 1997, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 62:
FMR is each fund's manager pursuant to management contracts dated October 1, 1997, which were approved by shareholders on September 17, 1997.
The following is the fee schedule for each fund.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP     ANNUALIZED   GROUP NET        EFFECTIVE ANNUAL
ASSETS            RATE         ASSETS           FEE RATE

 0 - $3 BILLION   .5200%        $ 0.5 BILLION   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000           100           .3512

 15 - 18          .3850           125           .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3253

 36 - 42          .3400          250            .3223

 42 - 48          .3350          275            .3198

 48 - 66          .3250          300            .3175

 66 - 84          .3200          325            .3153

 84 - 102         .3150          350            .3133

 102 - 138        .3100

 138 - 174        .3050

 174 - 228        .3000

 228 - 282        .2950

 282 - 336        .2900

 OVER 336         .2850

Prior to October 1, 1997, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. Each fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP         ANNUALIZED   GROUP NET       EFFECTIVE ANNUAL
ASSETS                RATE         ASSETS          FEE RATE

 138 - $174 BILLION   .3050%        $150 BILLION   .3371%

 174 - 210            .3000          175           .3325

 210 - 246            .2950          200           .3284

 246 - 282            .2900          225           .3249

 282 - 318            .2850          250           .3219

 318 - 354            .2800          275           .3190

 354 - 390            .2750          300           .3163

 390 - 426            .2700          325           .3137

 426 - 462            .2650          350           .3113

 462 - 498            .2600          375           .3090

 498 - 534            .2550          400           .3067

 OVER 534             .2500          425           .3046

                                      450          .3024

                                     475           .3003

                                     500           .2982

                                     525           .2962

                                     550           .2942

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH UNDER "COMPUTING THE PERFORMANCE ADJUSTMENT" IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 65:
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund and Southeast Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Toronto Stock Exchange (TSE) 300, Morgan Stanley Capital International Europe Index, Morgan Stanley Capital International Europe Index, Tokyo Stock Exchange Index, Morgan Stanley Capital International Pacific Index, and Morgan Stanley Capital International Combined Far East ex-Japan Free Index, respectively, over the same period. The performance period for Europe Capital Appreciation Fund commenced on January 1, 1994. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
THE FOLLOWING INFORMATION HAS BEEN ELIMINATED FROM THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 67:
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 67:
SUB-ADVISERS. On behalf of the funds, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. On behalf of Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Small Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FMR also entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
FMR entered into the sub-advisory agreements described above with respect to Canada Fund and Europe Fund on March 1, 1992 following shareholder approval of the agreements on February 19, 1992. FMR entered into the sub-advisory agreements described above with respect to Emerging Markets Fund and FMR U.K., FMR Far East, and FIIA and Pacific Basin Fund and FMR U.K., FMR Far East, and FIIA on March 1, 1992 following shareholder approval of the agreements on February 19, 1992. FMR entered into the sub-advisory agreements with respect to Emerging Markets Fund and FIJ and Pacific Basin Fund and FIJ on October 1, 1997 following shareholder approval of the agreements on September 17, 1997. FMR entered into the sub-advisory agreements described above with respect to Japan Fund on July 16, 1992, which was approved by FMR, then the sole shareholder of Japan Fund, on September 10, 1992; with respect to Latin America Fund and Southeast Asia Fund on March 18, 1993, which were approved by FMR, then the sole shareholder of Latin America Fund and Southeast Asia Fund, on March 24, 1993; with respect to Europe Capital Appreciation Fund on November 18, 1993, which was approved by FMR, then the sole shareholder of the fund on November 18, 1993; and with respect to France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Nordic Fund, and United Kingdom Fund on September 14, 1995, which were approved by FMR as the then sole shareholder of each fund on October 17, 1995.
   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 68:
   Currently, FIIA exercises discretionary management authority over Southeast Asia Fund, Hong Kong and China Fund, Japan Fund, and Pacific Basin Fund in its capacity as sub-adviser. Currently, FIIAL U.K. exercises discretionary management authority over Emerging Markets Fund, Europe Fund, France Fund, Germany Fund, Nordic Fund, and United Kingdom Fund in its capacity as sub-adviser. Currently, FIJ exercises discretionary management authority over Japan Small Companies Fund in its capacity as sub-adviser.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 69:
For providing discretionary investment management and executing portfolio transactions on behalf of the funds, the fees paid to FIIA, FIIAL U.K., and FIJ for the fiscal years ended October 1996, 1995, and 1994 are listed in the table below. There were no fees paid to FMR U.K. and FMR Far East for the fiscal years ended October 1996, 1995, and 1994.

FUND NAME                          FISCAL YEAR ENDED   FIIA           FIIAL U.K.     FIJ
                                   OCTOBER

CANADA FUND                        1996                 $ 0            $ 0            $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

EMERGING MARKETS FUND              1996                 $ 0            $ 0            $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

EUROPE FUND                        1996                 $ 2,343,797    $ 1,178,141    $ 0
                                   1995                  1,812,402      0              0
                                   1994                  1,756,433      0              0

EUROPE CAPITAL APPRECIATION FUND   1996                 $ 0            $ 0            $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

FUND NAME                          FISCAL YEAR ENDED   FIIA           FIIAL U.K.     FIJ
                                   OCTOBER

FRANCE FUND                        1996                 $ 20,506       $ 9,746        $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

GERMANY FUND                       1996                 $ 20,660       $ 9,580        $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

HONG KONG AND CHINA FUND           1996                 $ 219,845      $ 0            $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

JAPAN FUND                         1996                 $ 675,784      $ 0            $ 596,553
                                   1995                  1,311,538      0              0
                                   1994                  305,758        0              0

JAPAN SMALL COMPANIES FUND         1996                 $ 278,610      $ 144,816      $ 80,585
                                   1995                  0              0              0
                                   1994                  0              0              0

LATIN AMERICA FUND                 1996                 $ 0            $ 0            $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

NORDIC FUND                        1996                 $ 35,579       $ 14,299       $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0

PACIFIC BASIN FUND                 1996                 $ 2,317,762    $ 0            $ 0
                                   1995                  1,550,062      0              0
                                   1994                  2,190,484      0              0

SOUTHEAST ASIA FUND                1996                 $ 2,773,021    $ 0            $ 0
                                   1995                  2,541,446      0              0
                                   1994                  2,844,499      0              0

UNITED KINGDOM FUND                1996                 $ 7,749        $ 3,597        $ 0
                                   1995                  0              0              0
                                   1994                  0              0              0


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 72:
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.